UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 29, 2018

Keryx Biopharmaceuticals, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	000-30929	13-4087132
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Marina Park Drive, 12th Floor

Boston, Massachusetts 02210

(Address of Principal Executive Offices)

(617) 466-3500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act.

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 29, 2018, Keryx Biopharmaceuticals, Inc. (“Keryx”) held its 2018 Annual Meeting of Stockholders (the “Annual Meeting”). The following matters were voted on by the stockholders at the Annual Meeting: (i) the election of directors, (ii) the ratification of the appointment of UHY LLP as Keryx’s independent registered public accounting firm for the year ending December 31, 2018, (iii) the non-binding advisory vote on the compensation of named executive officers and (iv) the approval of Keryx’s 2018 Equity Incentive Plan.

Proposal One: Election of Directors; Nominees

At the Annual Meeting, Michael Rogers, Kevin J. Cameron, Steven C. Gilman, Daniel P. Regan, Michael T. Heffernan, Jodie P. Morrison and Mark J. Enyedy were re-elected to Keryx’s Board of Directors.

The vote with respect to each nominee is set forth below:

Nominees	Total Votes For	Total Votes Withheld	Broker Non-Votes
Michael Rogers	58,644,768	2,683,334	42,057,047
Kevin J. Cameron	58,476,290	2,851,812	42,057,047
Steven C. Gilman	50,099,260	11,228,842	42,057,047
Daniel P. Regan	58,317,252	3,010,850	42,057,047
Michael T. Heffernan	57,739,223	3,588,879	42,057,047
Jodie P. Morrison	58,667,807	2,660,295	42,057,047
Mark. J. Enyedy	58,661,521	2,666,581	42,057,047

Proposal Two: Ratification of Appointment of UHY LLP as Keryx’s Independent Registered Public Accounting Firm

The vote with respect to the ratification of the appointment of UHY LLP as Keryx’s independent registered public accounting firm for the year ending December 31, 2018 is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
97,715,156	3,418,900	2,251,093	0

Proposal Three: Advisory Vote to Approve the Compensation of Keryx’s Named Executive Officers

The non-binding advisory vote with respect to the compensation of Keryx’s named executive officers is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
53,713,779	6,932,585	681,738	42,057,047

Proposal Four: Approval of Keryx’s 2018 Equity Incentive Plan

The vote with respect to the approval of Keryx’s 2018 Equity Incentive Plan is set forth below:

Total Votes For	Total Votes Against	Abstentions	Broker Non-Votes
56,595,590	4,569,553	162,959	42,057,047

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keryx Biopharmaceuticals, Inc.
(Registrant)
Date: July 3, 2018
	By:	/s/ Scott A. Holmes
Scott A. Holmes
Chief Financial Officer